EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITOR


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 Number 33-71442 of Minnesota Brewing Company and the Prospectus relating thereto of our report dated April 16, 1998 which is included in this Annual Report on Form 10-K



                                              McGLADREY & PULLEN, LLP


Saint Paul, Minnesota
April 20, 1998